INVESTOR PRESENTATION MARCH 2025

Forward-Looking Statements This presentation, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact, including statements regarding our future results of operations, product development, market opportunity, clinical trial results and timeline, and business strategy and plans. The forward-looking statements in this presentation include, but are not limited to, statements concerning the following: the Company's mission; the Company's projected financial or operational results including expectations for revenue growth and gross margins; estimates of the Company’s addressable markets for its products; the Company’s ability to gain share in existing markets and enter into and compete in new markets; the Company’s ability to successfully develop and commercialize its product pipeline; the Company’s ability to compete effectively; the Company’s ability to manage and grow its business, including execution of value creation initiatives; the Company's plans to invest in research and development, clinical and commercial infrastructure; the Company’s ability to successfully execute its clinical trial roadmap; the Company’s ability to successfully execute its strategic initiatives and objectives; and the Company’s ability to obtain and maintain sufficient reimbursement for its products. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions affecting the Company’s business and industry, and such statements are based on information available to it as of the time such statements are made. Although management believes these forward-looking statements are based upon reasonable assumptions, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as such may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this presentation. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source. The Company has proprietary rights to trademarks, trade names and service marks appearing in this presentation that are important to its business. Solely for convenience, the trademarks, trade names and service marks may appear in this presentation without the ® and ™ symbols, but any such references are not intended to indicate that the Company forgoes or will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, trade names and service marks. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. The Company does not intend its use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the Company by, these other parties. Without limitation, SIGHT SCIENCES™, SIGHT SCIENCES (with design)®, OMNI®, SION®, TEARCARE®, and SMARTLIDS® are trademarks of Sight Sciences, Inc. in the United States and other countries. RESTASIS® is a registered trademark of Allergan, Inc., and IRIS® is a registered trademark of the American Academy of Ophthalmology. Certain financial measures, including adjusted operating expenses (“non-GAAP financial measures”), were not prepared in accordance with generally accepted accounting principles in the United States (“GAAP") and are presented in this presentation to provide information that may assist investors in understanding the Company's financial and operating results. The Company believes these non-GAAP financial measures are important performance indicators because they exclude items that are unrelated to, and may not be indicative of, the Company's core financial and operating results. These non-GAAP financial measures, as calculated, may not necessarily be comparable to similarly titled measures of other companies and may not be appropriate measures for comparing the performance of other companies relative to the Company. These non-GAAP financial measures are not intended to represent, and should not be considered more meaningful measures than, or alternatives to, measures of operating performance as determined in accordance with GAAP. To the extent the Company utilizes such non-GAAP financial measures in the future, it expects to calculate them using a consistent method from period to period. Consistent with Securities and Exchange Commission regulations, the Company has not provided a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures in reliance on the “unreasonable efforts” exception set forth in the applicable regulations, because there is substantial uncertainty associated with predicting any future adjustments that may be made to the Company’s GAAP financial measures in calculating the non-GAAP financial measures. For a reconciliation of non-GAAP financial measures referenced in this presentation to the most directly comparable GAAP measures, please refer to the Company's earnings release issued on March 5, 2025.

Sight Sciences MISSION STATEMENT Develop transformative, interventional technologies that allow eyecare providers to procedurally elevate the standards of care – empowering people to keep seeing.

A Glimpse Ahead Innovation leader in two large, growing, underserved markets Near-term catalyst expected in TearCare market access Strong balance sheet supports significant investments in R&D pipeline, clinical and commercial infrastructure Strong gross margin and disciplined operating expense spend The transformation of chronic eye disease treatment is underway

The Path to Early Intervention A STRATEGIC ROADMAP TO TRANSFORM EYECARE GOAL ¹ Source: Market Scope 2024 Report and JAMA Ophthalmology Prevalence of Glaucoma Among US Adults in 2022 Oct 17, 2024 . ²Source: Market Scope’s Q1-2023 US Ophthalmologist Survey. ³Source: Market Scope 2023 Dry Eye Products Report and internal estimates. ⁴ Source: Greenwood MD et al. 36-Month Outcomes from the Prospective GEMINI Study: Canaloplasty and Trabeculotomy Combined with Cataract Surgery for Patients with Primary Open-Angle Glaucoma. Clinical Ophthalmology (2023) Volume 17 Pages 3817-3824. ⁵Source: Ayres BD et al. A Randomized, Controlled Trial Comparing Tearcare® and Cyclosporine Ophthalmic Emulsion for the Treatment of Dry Eye Disease (SAHARA). Clinical Ophthalmology (2023) Volume 17 Pages 3925-3940. Reduce patient burden. Slow disease progression. Improve outcomes. Identify Embrace Shift Identify patients who can benefit from intervention >4M U.S. patients diagnosed Glaucoma¹ >19M U.S. patients diagnosed with dry eye disease (DED)¹ Embrace intervention as a better alternative to medication management Nearly 40% of open-angle glaucoma patients are non-compliant with their medications² The current Rx and OTC eyedrop market is dominated by eyedrops that do not address the underlying causes of MGD³ Shift the care continuum to address underlying disease over symptom management Our interventional glaucoma treatment achieved 29% IOP reduction sustained after 3 years on average. 74% of study patients were medication-free after 3 years⁴ Our interventional dry eye disease therapy was superior to leading comparator prescription eye drops in tear break-up time and saw significant improvements in all studied signs and symptoms⁵

Glaucoma

Glaucoma Leading cause of irreversible blindness (behind cataracts)1 Predominantly managed with daily eye drops (compliance often poor)2 Normal Mild Moderate Severe Large + Underserved Markets $6.0 billion addressable U.S. market3 >4 million U.S. patients diagnosed with Glaucoma1 ¹ Source: Market Scope 2024 report and JAMA Ophthalmology Prevalence of Glaucoma Among US Adults in 2022 Oct 17, 2024 . ² Newman-Casey PA, Robin AL, Blachley T, Farris KB, Heisler M, Resnicow K, Lee PP. The most common barriers to glaucoma medication adherence: A cross-sectional survey. Ophthalmology. 2015 Jul;122(7):1308-16. doi: 10.1016/j.ophtha.2015.03.026. ³ Represents Company analysis of third-party estimates in 2024

Primary Open-Angle Glaucoma (POAG)

The Conventional Outflow Pathway is an important focal point in treating POAG.

POAG is similar to a clog in a kitchen sink:

- The eye's natural drainage system is called the **conventional outflow pathway.**
- Blockage of this system prevents aqueous fluid from draining.
- When aqueous fluid cannot drain, intraocular pressure (IOP) rises.
- Elevated IOP can lead to optic nerve damage and may result in irreversible blindness.

1. **Drain Cover** (trabecular meshwork): allows excess aqueous fluid to enter drainage system
2. **Sink Pipe** (Schlemm's Canal): conducts excess aqueous fluid to exit pathways known as collector channels
3. **House Plumbing** (collector channels): leads excess aqueous fluid out of the eye into the venous system


02 SCHLEMM'S CANAL
01 TRABECULAR MESHWORK
03 COLLECTOR CHANNELS


01
02
03

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Effective + Intuitive Intervention OUR FLAGSHIP TECHNOLOGY SURGICAL GLAUCOMA Offering a comprehensive intervention that drives leading clinical outcomes for Primary Open-Angle Glaucoma (POAG) ¹ Estimate based on units of OMNI (and predicates) shipped as of December 31, 2024 Comprehensive treatment of diseased conventional outflow pathway Leading clinical trial and registry results: ROMEO, GEMINI, AAO IRIS® Registry ~300K Cases Performed1

OMNI Comprehensively Treats the Conventional Outflow Pathway Minimally Invasive + Efficacious A comprehensive procedure enabled by the OMNI® Surgical System to help restore natural outflow in the eye with up to 360° treatment of all three areas of resistance* in the conventional outflow pathway * Trabecular meshwork, Schlemm’s Canal, and collector channels

OMNI is Proven with Robust Clinical Evidence & Broad FDA Indication

OMNI is the most comprehensive implant-free Minimally Invasive Glaucoma Surgery (MIGS) technology, designed to effectively treat the full spectrum of primary open-angle glaucoma (POAG)

OMNI is the only MIGS device with an FDA indication that allows for:

- Use in Standalone or Combination Cataract procedures

+

- Access to 360 degrees of the diseased conventional outflow pathway through a clear corneal microincision

+

- Comprehensive treatment of all three areas of resistance[3] in the diseased conventional outflow pathway

+

- Use in adult patients with POAG across the spectrum of disease severity


Comprehensive Procedure
Implant-Free MIGS
Achieve Consistent Pressure
~15
mmHg
Standalone or Combo Cataract
Sustained Med Reduction
Total Surgeon Control
Real-World Data
AGIS-7 Findings[1]
<18 mmHg is the target IOP to limit the progression of glaucoma.
On average, there was zero change in visual field defect score for patients whose IOP stayed below 18 mmHg over 6 years.

1 The Advanced Glaucoma Intervention Study (AGIS): 7. The relationship between control of intraocular pressure and visual field deterioration. The AGIS Investigators. Am J Ophthalmol. 2000 Oct;130(4):429-40. doi: 10.1016/s0002-9394(00)00538-9. PMID: 11024415.
2 Dickerson J, et al. Ab Interno Canaloplasty and Trabeculotomy Outcomes for Mild, Moderate, and Advanced Open-Angle Glaucoma: A ROMEO Analysis. Clin Ophthalmol. 2024: 18 1433-1440.
3 Trabecular meshwork, Schlemm's Canal, and collector channels

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Consistent Efficacy of OMNI in Combination Cataract (CC) and Standalone (SA) Clinical Trials

COMBINATION CATARACT

GEMINI
(12 Months)*


IOP (mmHg)
25
20
15
10
23.8
15.4
Unmedicated Baseline (n=113)
Month 12 (n=113)

ROMEO Elevated IOP CC
(24 Months)


24
22
20
18
16
14
12
10
21.7
15.6
Unmedicated Baseline (n=17)
Month 24 (n=17)

STANDALONE

ROMEO Elevated IOP SA
(24 Months)


IOP (mmHg)
24
22
20
18
16
14
12
10
22.1
14.7
Unmedicated Baseline (n=17)
Month 24 (n=17)

TREY SA
(11 Months)*


24
22
20
18
16
14
12
10
21.7
15.5
Unmedicated Baseline (n=22)
Month 11 (n=22)

EFFICACY DEMONSTRATED OUT TO 3 YEARS

GEMINI 2 IOP Outcomes CC (36 Months)


IOP (mmHg)
24
22
20
18
16
14
12
10
23.1
15.6
16.7
16.3
Baseline (n=66)
Month 12 (n=66)
Month 24 (n=66)
Month 36 (n=62)

GEMINI 2 # of Medications Outcomes CC (36 Months)


# of Medications
2
1.5
1
0.5
0
1.63
0.3
0.4
0.3
Baseline (n=66)
Month 12 (n=66)
Month 24 (n=66)
Month 36 (n=62)

References: GEMINI (Clin Ophthalmol. 2022;16:1225–1234); ROMEO (J Cataract Refract Surg. 2021;47(7):907–915; Ophthalmol Glaucoma. 2021;4(2):173–81); TREY (Int Ophthalmol (2022)); ROMEO 2 Year (Clin Ophthalmol. 2023:17 1057–1066); GEMINI 2: Greenwood MD et al. 36-Month Outcomes from the Prospective GEMINI Study: Canaloplasty and Trabeculotomy Combined with Cataract Surgery for Patients with Primary Open-Angle Glaucoma. Clinical Ophthalmology (December 2023). *Data refers to sub-populations of POAG patients

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OMNI Addresses All Six Minimally Invasive Glaucoma Surgery (MIGS) POAG Categories

Allows surgeons to customize treatment



$5B Opportunity[1]

STANDALONE MIGS
>85%[1] of POAG Eyes

$1B Opportunity[1]

COMBINATION CATARACT MIGS
<15%[1] of POAG Eyes

MILD DISEASE (40%)[1]	MODERATE DISEASE (40%)[1]	ADVANCED DISEASE (20%)[1]
~$2B opportunity[1]	~$2B opportunity[1]	~$1B opportunity[1]
~$0.4B opportunity[1]	~$0.4B opportunity[1]	~$0.2B opportunity[1]

[1] Represents Company analysis of third-party estimates based on 2024 data

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Large and Unmet Clinical Need for Standalone MIGS Combination Cataract Standalone | 14 | 14 <15% of POAG eyes1, >90% of MIGS procedures2 Established, growing market Benefits from inherent IOP-lowering effect of cataract surgery Share-taking driven by efficacy, fast recovery times and attractive safety profile >85% of POAG eyes¹, <10% of MIGS procedures² Large, underserved patient population MIGS procedure is the SOLE reason for operating room visit Standalone adoption requires a procedure with robust safety and efficacy, without the benefit of cataract surgery ¹ Represents Company analysis of third-party estimates based on 2024 data. ² Company estimates based on independent third-party analytics data based on 2024 data.

MIGS for the Pseudophakic Patient The Glaucoma Patient Journey*

Standalone Market Development is Underway Claims data indicate increasing standalone usage of codes associated with OMNI1 OMNI technology meets enhanced efficacy and safety needs for standalone procedures ROMEO ROMEO two-year extension TREY Sole purpose of OR visit – degree and consistency of efficacy crucial to surgery decision Market development efforts to expand MIGS both in combination cataract and pseudophakic standalone use cases and train new MIGS surgeons Commercial team is focused on driving awareness of benefits of interventions for appropriate POAG patients who do not require cataract surgery ¹ Based on estimated patient visits with CPT codes 66174 and 65820 from a third-party data analytics provider from 2021 to 2024.

Surgical Glaucoma Pipeline Developing Comprehensive Best-in-Class Portfolio  *This pipeline product is under development and is not commercially available. The Company may suspend or discontinue pipeline development projects at any time. CURRENT PRODUCTS IN THE PIPELINE Injection of Sustained Release Pharmaceutical (Rx)* Implantable Canalicular Scaffold (MIGS)* Suprachoroidal Implant (MIGS)*

Dry Eye Disease

Dry Eye Disease

Linked to screen time, age (postmenopausal women, men 50+), systemic medication use

Predominantly managed with daily eye drops (compliance often poor)[1]



Normal



Mild



Moderate



Severe

Large + Underserved Markets

~$3.0 billion addressable U.S. market[2]

>13 million U.S. patients diagnosed with Meibomian Gland Disease (MGD)[2.3]

[1] Uchino M. Adherence to Eye Drops Usage in Dry Eye Patients and Reasons for Non-Compliance: A Web-Based Survey. J Clin Med. 2022 Jan; 11(2): 367.1. [2]2024 Market Scope Report.
[3]Represents Company analysis of third-party estimates in 2024.

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Overview: Tears and Meibomian Gland Disease (MGD) TEAR FILM ANATOMY MEIBOMIAN GLANDS Tears consist of three layers Outermost layer consists of oily substance called meibum Coats and protects inner layers Prevents premature evaporation Healthy meibomian glands release liquid meibum with each blink In patients with MGD, obstructions form within glands and prevent release of meibum Results in premature tear evaporation and dry eye These obstructions need to be melted or liquified and evacuated from the glands to allow for the healthy production of liquid meibum

A new order of care Effective intervention shouldn’t wait, because atrophy is irreversible1-3 TearCare® targets the root cause of MGD: obstructed glands4 TearCare® has been proven clinically superior to Restasis/cyclosporine5 Efficacy has been demonstrated within 1 week, with the power to last up to 1 year5,6 Providers can intervene sooner with the power to preserve Making the case for TearCare® CATEGORY 1 OTC/Compresses CATEGORY 2 Rx/Steroids CATEGORY 3 Non-Invasive (IPL, Plugs, Thermal) 1. Gutgesell VJ et al.  Am J Ophthalmol. 1982;94(3):383-387. 2. Liu S, et al. Invest Ophthalmol Vis Sci. 2011;52(5):2727-2740. doi: 10.1167/iovs.10-6482. 3. Finis D, et al Curr Eye Res. 2015;40(10):982-989. doi:10.3109/02713683.2014.971929. 4. Gupta PK, et al. Cornea. 2022;41(4):417-426. doi:10.1097/ICO.0000000000002837. 5. Ayres BD, et al. Clin Ophthalmol. 2023;17:3925-3940. https://doi.org/10.2147/OPTH.S442971. 6. Chester T, et al. Optom Vis Sci. 2023;100:625-630. doi:10.1097/OPX.0000000000002053

~$3.0 Billion Core MGD Opportunity



U.S. patients diagnosed with Dry Eye Disease (DED)[1]

19.4
million[1]

Up to 86% of DED is associated with poor tear quality due to meibomian gland disease (MGD)[1,2]

13.6 – 16.7
million U.S. MGD patients[1,2]

Targeted patients estimated to need 1.3 procedures per year[3]

$2.6 - $3.3
billion core opportunity[4]

[1] Market Scope 2024 Dry Eye Products Report. [2] Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478. [3] Assuming one treatment per year for patients with moderate MGD and two treatments per year for patients with severe MGD. [4] At 2024 ASP for Dry Eye treatment lids.

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Dry Eye Disease (DED): Large + Underserved Disease State

The current Rx and OTC eyedrop market is dominated by eyedrops that do not address the underlying causes of MGD[1]

6.8 – 8.3

million moderate to severe MGD DED patients[1,2]

~50% of DED patients are moderate to severe[1] (most likely to seek treatment + targeted patient population in SAHARA RCT)

- Existing dry eye treatments mostly focus on increasing tear volume in aqueous deficient patients
- No interventional standard of care for treatment of MGD
- The market in the US for dry eye medications (Rx) was $2.2 billion in 2024[1]
- Poor compliance is often seen with a reliance on Rx and OTC eyedrops[3]

[1] Market Scope 2024 Dry Eye Products Report and internal estimates. [2] Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478. [3] Uchino M. Adherence to Eye Drops Usage in Dry Eye Patients and Reasons for Non-Compliance: A Web-Based Survey. J Clin Med. 2022 Jan; 11(2): 367.1.

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Targeted + Intuitive Intervention OUR TECHNOLOGIES DRY EYE Offering a comprehensive therapy intervention that drives leading clinical outcomes for evaporative dry eye disease ¹ Estimate based on Dry Eye Treatment Lids shipped as of December 31, 2024. Comprehensive therapy to treat diseased meibomian glands Leading Clinical Trial Results: SAHARA, OLYMPIA >65K Cases Performed1

TearCare: Designed to Treat MGD

TearCare is the only interventional, open-eye, dry eye technology designed to melt and comprehensively remove meibomian gland obstructions and restore gland functionality and healthy oil production.

01 Application



Thin, wearable SmartLids® conform to the eyelid and allow natural blinking

02 Therapy



Precise, consistent, software-controlled thermal therapeutic melting cycle (40-42° C at the inner eyelid for 15 minutes)[1]

03 Expression



Comprehensive clearing protocol allows providers to manually evacuate the melted meibum comfortably

[1] Gupta et al. Cornea 2022;41:417–426

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SAHARA RCT

6 MONTH PUBLICATION: CLINICAL OPHTHAMOLOGY
DATE: DEC 2023

Randomized Controlled Trial comparing TearCare and Restasis®[1]


TearCare

Superiority + Durability[2]

+

Head-to-Head Study TearCare vs Restasis[1]

+

Large Trial (N=345)

+

Randomized

+

Masked

[1]Restasis is a trademark of Allergan™ an AbbVie company
[2]Endpoints for SAHARA include superiority over Restasis at six months in our primary objective endpoint, tear break-up time. Study designed for 24 months to assess duration of effectiveness.

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SAHARA RCT: Results

TearCare Results at 6 Months

- Superior to Restasis[1, 2] in tear break-up time (TBUT)
- Non-inferior to Restasis in OSDI[3]
- Significant improvements in all 10 signs and symptoms

TearCare Results at 12 Months

- Patients previously treated with Restasis had additional clinically meaningful improvements in the signs and symptoms of DED when crossed over to TearCare. These improvements persisted throughout months six through twelve without continued Restasis use.
- TBUT improved by an additional 1.1 seconds three months after cross-over to TearCare and improvement persisted (0.6 seconds) at month twelve, six months later

Next Steps

- 2-year follow up for the durability and procedural treatment effect of TearCare expected to be published in 2025

TearCare Superior to Restasis in Tear Breakup Time Improvement



Absolute Change from Baseline at Each Time Point
TearCare
Restasis
Crossover
Seconds
2.5
2
1.5
1
0.5
0
Week 1 (P=.0001)
Month 1 (P=.0055)
Month 3 (P=.0080)
Month 6 (P<.0001)
Month 9 (Month 3 Crossover) (P<.001)
Month 12 (Month 6 Crossover) (P<.001)

[1] Endpoints for SAHARA include superiority over Restasis at six months in our primary objective endpoint, tear break-up time. Study designed for 24 months to assess duration of effectiveness.
[2] Restasis is a trademark of Allergan™ an AbbVie company
[3] Ocular Surface Disease Index is a commonly used patient-reported survey to assess dry eye severity.

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TearCare Strategy: Targeted + Scalable Growth

Actively Engaging in Pursuit of Equitable Market Access

With the power of TearCare, we can:

- **Improve the lives of U.S. MGD patients**
- Scale commercial resources with market access wins
- Target ~9,500 physicians identified as most likely to adopt MGD treatment procedures[1]
- Leverage a large installed customer base, over 65,000 SmartLids Sold[2], built across real-world testing and data collection since 2019



[1] Estimated as of December 31, 2024
[2] As of December 31, 2024

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What’s Next

Revenue and Gross Margin Historical financial results, including with respect to revenue and gross margin, may not be indicative of future financial results due to numerous risks and uncertainties, including those addressed in the "Risk Factors" section of the Company's filings with the U.S. Securities and Exchange Commission. ¹The Company expects full year 2025 revenue of approximately $70.0 to $75.0 million and adjusted operating expenses of $105.0 to $107.0 million, as of the Company's earnings release dated March 5, 2025. ²“Adjusted operating expenses” is a non-GAAP financial measure, which is calculated as operating expenses less stock-based compensation expense, depreciation and amortization, restructuring costs, and other one-time costs. For a reconciliation of adjusted operating expenses to operating expenses, please refer to our earnings release issued on March 5, 2025. ANNUAL REVENUE & GROSS MARGIN % FY24 Gross Margin % FY25 Guidance Revenue CAGR FY20 to FY24 Revenue $70M - $75M¹ Adj. OpEx² $105M - $107M¹ 85.5% SGHT 87.6% Surgical Glaucoma 46.2% Dry Eye +30% SGHT DRY EYE SURGICAL GLAUCOMA GROSS MARGIN % $27.6 $1.6 $26.0 $49.0 $2.5 $46.5 $71.3 $5.7 $65.6 $81.1 $6.7 $74.3 $70.0M - $75.0M1 $79.9 $4.0 $75.9

Strategic Value Creation Initiatives Represent Sustainable Growth Drivers Expand OMNI Utilization TearCare Access + Expansion Re-engagement with accounts post LCD clarity with restrictions in multiple MIGS Certification of new OMNI surgeons Gain share in combination cataract segment Continue developing standalone pseudophakic MIGS segment Generate additional clinical evidence  Optimize coverage and equitable reimbursement  Develop international markets Generate ECP engagement and pursue coverage and equitable reimbursement Generate additional clinical evidence to drive procedural DED intervention Grow commercial team Expand adoption and usage

Why Now? Innovation leader in two large, growing, underserved markets Near-term catalyst expected in TearCare market access Strong balance sheet supports significant investments in R&D pipeline, clinical and commercial infrastructure Strong gross margin and disciplined operating expense spend The transformation of chronic eye disease treatment is underway

Thank you! If you have any questions, please contact investor.relations@sightsciences.com © Sight Sciences and/or certain of its affiliates, All rights reserved.